SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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EPIPHANY FUNDS
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Epiphany Funds

2214 Michigan Ave., Suite E
Arlington, Texas  76013

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 29, 2010

Dear Shareholders:

The Board of Trustees of Epiphany Funds  (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Epiphany Faith and Family Values 100 Fund a series of the Trust, to be held at the principal offices of the Trust, 2214 Michigan Ave., Suite E, Arlington, Texas 76013, on January 29, 2010 at 10:00 a.m., Central time, for the following purposes:

1.	Approval of a new Management Agreement between the Trust and Trinity Fiduciary Partners, LLC, the Fund’s investment adviser. No fee increase is proposed.

2.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 27, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                                                                                                                                     By Order of the Board of Trustees

/s/ David F. Ganley

                                                                                                                                                     DAVID F. GANLEY
                                                                                                                                                     Secretary
[December 11, 2009]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 215-830-8995, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed New Management Agreement), and Proxy Voting Ballot are available at www.epiphanyfund.com.

EPIPHANY FUNDS

2214 Michigan Ave, Suite E
Arlington, Texas  76013
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 29, 2010
____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Epiphany Funds (the "Trust"), on behalf of the Epiphany Faith and Family Values 100 Fund  (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 2214 Michigan Ave., Suite E, Arlington, Texas 76013, on January 29, 2010 at 10:00 a.m., Central time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December [11], 2009.

Trinity Fiduciary Partners, LLC (“Trinity”) has served as the Fund’s investment adviser since its inception.  Trinity is controlled by Sam Saladino, who is responsible for day-to-day operations of Trinity and is the CEO of Trinity.  On or about August 10, 2009, an investor who owned over 25% of the outstanding membership interests in Trinity sold his interest back to Trinity.  Also as a result of that transaction, Mr. Saladino increased his ownership interest in Trinity to over 25% of the outstanding membership interests.  Although the previously mentioned investor exercised  no control over the day-to-day operations of Trinity, was not an officer of Trinity, and had no involvement in the decisions regarding the company, the repurchase of his membership interest, and Mr. Saladino's resulting acquisition of over 25% of the outstanding membership interests of Trinity, may be considered a "change of control" of Trinity under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Pursuant to the Investment Company Act, a transaction that results in a change of control of an investment adviser causes the management agreement to be “assigned.”  The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment.  Therefore, although there may not have been an actual change of control of Trinity, the transaction may have caused the assignment and the termination of the management agreement that was in place at the time (the "Old Management Agreement") on August 10, 2009.  The Fund's Board of Trustees has approved a new management agreement with identical material terms as the Old Management Agreement, which will take effect upon shareholder approval (the "New Management Agreement").  As a result, the shareholders are being asked to approve the New Management Agreement for the Fund with Trinity.

A copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by sending a written request to Larry E. Beaver, Jr., Treasurer, Epiphany Funds, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA  19090, or by calling the Fund at 800-320-2185.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed New Management Agreement), and Proxy Voting Ballot are available at www.epiphanyfund.com.

PROPOSAL
APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
THE TRUST AND TRINITY FIDUCIARY PARTNERS, LLC

Background

Trinity serves as the Fund’s investment adviser, and has done so since the Fund's inception. As of the date of this Proxy Statement, Sam Saladino (Trinity's Chief Executive Officer) owns a controlling interest in Trinity and is responsible for day-to-day operations of Trinity.  Currently, Mr. Saladino is the only member who owns more that 25% of the outstanding membership interests of Trinity. The remaining membership interests are owned by other individuals, none of whom hold a controlling interest in Trinity.

During the quarterly meeting of the Board of Trustees held on October 26, 2009, the Board of Trustees learned that there had  been a change in the ownership structure of Trinity.  On or about August 10, 2009, an investor who owned over 25% of the outstanding membership interests in Trinity sold his interest back to Trinity.  Also as a result of that transaction, Mr. Saladino increased his ownership interest in Trinity to over 25% of the outstanding membership interests.  Although the previously mentioned investor exercised  no control over the day-to-day operations of Trinity, was not an officer of Trinity, and had no involvement in the decisions regarding the company, the repurchase of his membership interest, and Mr. Saladino's resulting acquisition of over 25% of the outstanding membership interests of Trinity, may be considered a "change of control" of Trinity under the Investment Company Act.

Pursuant to the Investment Company Act, a transaction that results in a change of control of an investment adviser causes the management agreement to be “assigned.”  The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment.  Therefore, although there may not have been an actual change of control of Trinity, the transaction may have caused the assignment and the termination of the Old Management Agreement.

The Fund's Board of Trustees met on November 16, 2009 and approved a New Management Agreement  with Trinity which will take effect upon shareholder approval.  Details regarding the approval of that agreement are provided below.  As a result, the shareholders are also being asked to approve the New Management Agreement with Trinity.  Trinity is continuing to serve as the investment adviser to the Fund.  However, it will not earn an advisory fee for the interim period from the date of the change of control (August 10, 2009) until the New Management Agreement is approved by shareholders.  Trinity will, however, continue to reimburse expenses pursuant to the expense limitation agreement that expires on February 29, 2012.  Upon the approval of the New Management Agreement, Trinity will execute a new expense limitation agreement in order to maintain the same expense limits in place before August 10, 2009.

Therefore, subject to shareholder approval, the Board of Trustees of the Trust has approved a New Management Agreement for the Fund and is recommending shareholders approve the same.  The primary purpose of this proposal is to allow Trinity to continue to serve as the investment adviser to the Fund.

The New Management Agreement

The terms and conditions of the New Management Agreement are substantially identical in all material respects to those of the Old Management Agreement except that the dates of its execution, effectiveness, and termination are changed.   Like the Old Management Agreement, the New Management Agreement permits Trinity to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers.  Trinity does not currently have any such arrangements in place, but could in the future.

The New Management Agreement will become effective upon Fund shareholder approval.  The New Management Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Trinity (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The New Management Agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Trinity.  The New Management Agreement automatically terminates in the event of its assignment.

The New Management Agreement provides that Trinity shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or Trinity’s reckless disregard of its obligations.

The New Management Agreement for the Fund is attached as Exhibit A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Trinity Fiduciary Partners, LLC

Trinity Fiduciary Partners, LLC, is located at 2214 Michigan Ave., Suite E, Arlington, Texas  76013.

The names, addresses and principal occupations of the principal executive officers and managing members of Trinity are set forth below:

Name:	Title:	Address:	Principal Occupation:
Samuel J. Saladino	Chief Executive Officer, Chief Operating Officer and Managing Member	2214 Michigan Ave., Suite E, Arlington, Texas 76013	CEO, Trinity Fiduciary Partners, LLC
William Zerrusen	Managing Member	902 West Main St. Teutopolis, Illinois 62467	Vice President and Co-owner, Three Z Printing
Columba J. Reid	Managing Member	2214 Michigan Ave., Suite E, Arlington, Texas 76013	Executive Director, M.J. Neeley Foundation

Evaluation By The Board Of Trustees

The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of Trinity can best be assured by approving the New Management Agreement.  The Board believes that the New Management Agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the New management Agreement is in the best interests of the Trust and the shareholders of the Fund.

At a meeting of the Board of Trustees held on November 16, 2009, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition of controlling interest of Trinity on the Fund.  In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed materials furnished by Trinity, including financial information, and discussed the proposed New Management Agreement.

Based on its review, the Board of Trustees believes that approval of the New Management Agreement is in the best interests of the Trust and the Fund's shareholders.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the Fund of the New Management Agreement.  In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of Trinity’s investment personnel, (ii) the nature and quality of operations and services including the research tools and overall investment philosophy that Trinity will continue to provide the Fund with no change in fees, (iii) the benefits of continuity in services to be provided by Trinity, and (iv) the fact that the portfolio manager will not change as a result of the change in control.

At the November 16, 2009 meeting, the Trustees were reminded that, at the quarterly board meeting held October 26, 2009, they had been provided information about Trinity and its operations and had also been provided information describing the factors that should be considered with respect to the renewal of an investment advisory agreement.  At the November 16, 2009 meeting, Counsel to the independent trustees explained that the same factors should be considered in approving the New Management Agreement as were considered in renewing the Old Management Agreement.

As to the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Trustees considered that, under the terms of the New Management Agreement, the Adviser would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Adviser in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Adviser will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.  The Trustees noted that they had discussed at the October 26, 2009 board meeting, the history of Trinity and the investment experience of its personnel, as well as the quality of the services that they expect to receive from Trinity.  The Board noted that it had also considered the experience and resources to be dedicated to the Fund by Trinity.

The Adviser reported that its Code of Ethics remains in place, as well as the Adviser's Compliance Policies and Procedures.  The Board concluded that, overall, the nature, extent and quality of the services to be provided to the Fund under the New Management Agreement were consistent with the Board’s expectations.

The Board evaluated the Fund’s performance and found it to be acceptable for the purposes of approving the New Management Agreement.  The Fund's performance was compared to the performance of several peer funds and to the performance of broad-based market indices.  It was the consensus of the Trustees that the overall investment philosophy of the Adviser was satisfactory and that the research tools and overall approach employed by the Adviser would provide reasonable returns.

As to comparative fees and expenses, the Trustees noted that at the October 26, 2009  board meeting, they had considered the management fees paid by the Fund and compared those fees to management fees paid by funds in a peer group comprised of other mutual funds with a Catholic values or socially responsible investment objective.  The Trustees noted that they had also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and had determined that the Fund’s contractual management fee was within the range for the peer group, while the Fund’s total expense ratio was within the range of total expenses of the peer group.  The Trustees noted that they also considered the Adviser’s agreement to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits, and that these fee waivers and expense reimbursements would be in effect under the New Management Agreement and for the interim period before the New Management Agreement is approved by shareholders.  The Trustees concluded that the Fund’s management fees were acceptable in light of the quality of services the Fund receives from the Adviser and the level of fees paid by funds in the peer group.  As to the profits to be realized by the Adviser, the Trustees noted that they had reviewed the Adviser’s estimates of its profitability and its financial condition at the October 26, 2009 board meeting and noted that the Adviser was currently waiving fees and reimbursing expenses of the Fund.

As to economies of scale and whether fee levels reflect those economies of scale, the Trustees noted that these factors were not relevant given the small size of the Fund; however, it was the consensus of the Board that the issue be revisited as the Fund grows.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed New Management Agreement

OPERATION OF THE FUND

The Fund is a diversified series of Epiphany Funds, an open-end management investment company organized as an Ohio business trust on September 27, 2006.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund currently retains Trinity Fiduciary Partners, LLC, as its investment adviser.  The Fund retains Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA, 19090, to provide the Fund with compliance and administrative services, and to act as the Fund’s transfer agent and fund accountant.  Matrix also acts as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Management Agreement between the Trust and Trinity and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on November 27, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”).  There were 349,328.572 Class N shares, 11,061.329 Class A shares and 8,828.424 Class C shares of the Fund issued and outstanding as of the Record Date.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Management Agreement.   As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of November 27, 2009, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

Name	Amount Beneficially Owned	Percent of Class
Sam Saladino, Trinity CEO	None	None
Larry E. Beaver, Jr., Treasurer	None	None
David F. Ganley, Chief Compliance Officer & Secretary	None	None
Robert J. Mitchell, Independent Trustee	None	None
William R. Reichenstein, Independent Trustee	3,242.542 (Class N)	*
Kenneth Dalton, Independent Trustee	None	None

*	Less than 1% of the Fund.

As of November 27, 2009, all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 27, 2009, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of  November 27, 2009.

Shareholder	Class	Amount Beneficially Owned	% Owned
Charles Schwab & Co. San Francisco, CA	N Class	170,098.397	48.692%
George H. Foley c/o Epiphany Funds	A Class	5,936.078	53.665%
Legent Clearing	A Class	5,125.251	46.334%
Patricia Vinje c/o Epiphany Funds	C Class	8,828.424	100.00%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Mr. David F. Ganley, Secretary, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA  19090.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Trinity.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Trinity will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Trinity may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 800-320-2185, or write the Trust at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA  19090.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 29, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed New Management Agreement), and Proxy Voting Ballot are available at www.epiphanyfund.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ David F. Ganley

                                                                                                                                                     David F. Ganley
                                                                                                                                                     Secretary
Dated [date]

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 215-830-8995.

Exhibit A

PROPOSED NEW MANAGEMENT AGREEMENT

TO:	Trinity Fiduciary Partners LLC
2214 Michigan Ave., Suite E
Arlington, Texas 76013

Dear Sirs:

Epiphany Funds (the “Trust”) herewith confirms our agreement with you:

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers one series of shares to investors.

You have been selected to act as the sole investment adviser of the series of the Trust set forth on the Exhibit to this Agreement (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering portfolio management services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company.   You will make available to the Board of Trustees, without expense to the Fund, such of your employees as the Board may request to participate in Board meetings and provide such reports and other assistance as the Trustees may reasonably request.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.

The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to the Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Fund and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name “Trinity Fiduciary Partners” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Trinity Fiduciary Partners” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Trinity Fiduciary Partners” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for the Fund that has executed an Exhibit hereto as of  the date of this Agreement and shall continue in effect with respect to the Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Epiphany” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)        This Agreement shall be governed by the laws of the State of Ohio.

(b)        For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)        Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 2214 Michigan Ave., Suite E, Arlington, Texas 76013.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Epiphany Funds

Dated: as of____________________, 2010	By:
Print Name:
Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Trinity Fiduciary Partners LLC

Dated: as of ____________________, 2010	By:
Print Name:
Title:

Exhibit 1

Dated:  __________________, 2010

Fund	Percentage of Average Daily Net Assets

Epiphany Faith and Family Values 100 Fund	0.75%

PROXY

EPIPHANY FUNDS
SPECIAL MEETING OF SHAREHOLDERS
January 29, 2010

The undersigned shareholder of the Epiphany Faith and Family Values 100 Fund  (the "Fund"), a series of Epiphany Funds (the “Trust”), hereby nominates, constitutes and appoints Sam Saladino, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 2214 Michigan Ave., Suite E, Arlington, Texas  76013, on January 29, 2010 at 10:00 a.m., Central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of a new Management Agreement between the Trust and Trinity Fiduciary Partners, LLC.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

The Board of Trustees recommends a vote "FOR" on the above proposal.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________ DATED:________, 20__	__________________________________________
(Number of Shares)	(Please Print Your Name)

__________________________________________
(Signature of Shareholder)

__________________________________________
(Please Print Your Name)

__________________________________________
(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President or Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.